UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 10, 2010

TALON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13669 (Commission File Number)	95-4654481 (I.R.S. Employer Identification No.)

	21900 Burbank Blvd., Suite 270 Woodland Hills, California (Address of Principal Executive Offices)	91367 (Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Current Report on Form 8-K/A is being filed by Talon International, Inc. to amend the Current Report on Form 8-K we filed on November 10, 2010 (the “Form 8-K”), which reported the announcement of our financial results for the quarterly period ended September 30, 2010.  This Form 8-K/A is filed solely to amend the text of Exhibit 99.1 to the Form 8-K.  Subsequent to filing of the Form 8-K, we identified a typographical error in the copy press release filed as Exhibit 99.1 with the Form 8-K.  Specifically, the Accounts payable figure shown as of December 31, 2009 was incorrect in the financial statements included with Exhibit 99.1.  The press release actually issued to the public did not contain this error.  Exhibit 99.1 to this Form 8-K/A contains the accurate copy of the press release.  Except for the following Items, this form 8-K/A does not modify or update other disclosures in, or exhibits to, the Form 8-K.

Item 9.01             Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

 None.

(b)           Pro forma financial information.

 None.

(c)           Shell company transactions.

 None.

(d)           Exhibits.

99.1	Press Release dated November 10, 2010, published by the Registrant.*

* This exhibit is furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2010	TALON INTERNATIONAL, INC. By: /s/ Lonnie D. Schnell Lonnie D. Schnell, Chief Executive Officer